   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY   , 1996

                                                      REGISTRATION NO. 33-
==============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549
                               ------------------
                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                               ------------------
                       ROCKWELL INTERNATIONAL CORPORATION
               (EXACT NAME OF ISSUER AS SPECIFIED IN ITS CHARTER)


           Delaware                                     95-1054708
 (STATE OR OTHER JURISDICTION OF                     (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NO.)

  2201 Seal Beach Boulevard                          90740-8250
    Seal Beach, California                           (ZIP CODE)
    (ADDRESS OF PRINCIPAL
      EXECUTIVE OFFICES)

                               ------------------
                                 ALLEN-BRADLEY
                        SAVINGS AND INVESTMENT PLAN FOR
                                HOURLY EMPLOYEES
                            (FULL TITLE OF THE PLAN)
                               ------------------
                          WILLIAM J. CALISE, Jr., Esq.
              Senior Vice President, General Counsel and Secretary
                       Rockwell International Corporation
                           2201 Seal Beach Boulevard
                       Seal Beach, California 90740-8250
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                 (310) 797-5362
         (TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                               ------------------
                                    COPY TO:

                             PETER R. KOLYER, Esq.
                             Chadbourne & Parke LLP
                              30 Rockefeller Plaza
                            New York, New York 10112
                               ------------------
                        CALCULATION OF REGISTRATION FEE

====================================================================================================
                                                      PROPOSED         PROPOSED
                                    AMOUNT             MAXIMUM          MAXIMUM        AMOUNT OF
     TITLE OF SECURITIES             TO BE         OFFERING PRICE      AGGREGATE      REGISTRATION
      TO BE REGISTERED            REGISTERED          PER SHARE     OFFERING PRICE        FEE
----------------------------------------------------------------------------------------------------
Common Stock, Par Value $1
  per share(1)...............     250,000 shs.        $58.56(2)     $14,640,000(2)       $5,049

====================================================================================================



     (1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the Securities Act), this Registration Statement also covers an indeterminate amount of interests to be offered and sold pursuant to the employee benefit plan described herein.

     (2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) under the Securities Act based on the average of the high and low trading prices for the Common Stock on January 31, 1996, as reported in the New York Stock Exchange--Composite Transactions.

==============================================================================

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents, which Rockwell International Corporation (Rockwell) has filed (file number 1-1035) with the Securities and Exchange Commission (the Commission), are incorporated herein by reference and made a part hereof:

     (a) Rockwell's Annual Report on Form 10-K for the fiscal year ended September 30, 1995;

     (b) Item 1 of the Registration Statement on Form 8-C pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the Exchange
        Act), filed by North American Aviation, Inc. (now Rockwell) April 16, 1967; and

     (c) Item 1 of Rockwell's Registration Statement on Form 8-A pursuant to
        Section 12(b) or (g) of the Exchange Act, filed January 28, 1988.

     All documents subsequently filed by Rockwell and the Allen-Bradley Savings and Investment Plan for Hourly Employees (the Plan) pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated herein by reference and be a part hereof from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES.

     This Item is not applicable.

ITEM 5. INTEREST OF NAMED EXPERTS AND COUNSEL.

     William J. Calise, Jr., Esq., who has passed upon the legality of any newly issued Common Stock of Rockwell covered by this Registration Statement, is Senior Vice President, General Counsel and Secretary of Rockwell.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The Delaware General Corporation Law permits Delaware corporations to eliminate or limit the monetary liability of directors for breach of fiduciary duty as directors, subject to certain limitations (8 Del. G.C.L. sec.102(b)(7) ) and also provides for indemnification of directors, officers, employees and agents subject to certain limitations (8 Del. G.C.L. sec.145).

     The third paragraph of Article Eighth of Rockwell's Restated Certificate of Incorporation, as amended, eliminates monetary liability of directors for breach of fiduciary duty as directors to the extent permitted by Delaware law.

     Section 15 of Article III of the By-Laws of Rockwell and the appendix thereto entitled Procedures for Submission and Determination of Claims for Indemnification Pursuant to Article III, Section 15 of the By-Laws provide, in substance, for the indemnification of directors, officers, employees and agents of Rockwell to the extent permitted by Delaware law.

     In addition, Section 11.100 of Article XI of the Plan limits the liability of such persons, and Section 11.110 of Article XI of the Plan provides for indemnification of such persons.

     Rockwell's directors and officers are insured against certain liabilities for actions taken in such capacities, including liabilities under the Securities Act.

     In addition, Rockwell and certain other persons may be entitled under agreements entered into with agents or underwriters to indemnification by such agents or underwriters against certain liabilities, including liabilities under the Securities Act, or to contribution with respect to payments which Rockwell or such persons may be required to make in respect thereof.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

     This Item is not applicable.

ITEM 8. EXHIBITS.

    4-a       --Copy of Rockwell's Restated Certificate of Incorporation, as amended, filed as Exhibit 3-a-1 to Rockwell's Annual Report on Form 10-K for the fiscal year ended September 30, 1994, is incorporated herein by reference.
    4-b       --Copy of Rockwell's By-Laws, filed as Exhibit 3 to Rockwell's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1995, is incorporated herein by reference.
    4-c       --Copy of the Plan, as amended and restated effective March 1, 1996.
    4-d-1     --Copy of Trust Agreement made as of September 30, 1995 between the Savings
                Plan Asset Committee of Allen-Bradley Company, Inc. (the Company) and First
                Interstate Bank of California, N.A.
    4-d-2     --Copy of Trust Agreemend dated as of December 1, 1981 between the Company, as successor by merger to Allen-Bradley Company, and Kenneth W. Krueger, as successor to Gene R. Stevens, Trustee.
    4-d-3     --Form of Sucession Agreement to be made effective as of October 1, 1995 among the Company, Kenneth W. Krueger, as Prior Trustee, and NBD Bank as Successor
                Trustee.
    4-e-1     --Copy of Contract No. GA-06021 between New York Life Insurance Company and the
                Trustees of the Allen-Bradley Employees Savings Plan & Trust.
    4-e-2     --Copy of Group Annuity Contract No. 13380 between Metropolitan Life Insurance
                Company and the Trustees of the Allen-Bradley Employee Savings Plan Trust.
    4-e-3     --Copy of Contract No. GA-7157 between The Prudential Insurance Company of
                America and the Trustee of the Allen-Bradley Employee Savings Plan Trust.
    4-e-4     --Form of Contract No. 8384 GAC between John Hancock Mutual Life Insurance
                Company and First Interstate Bank of California, N.A., as Trustee of the Plan
                and other of the Company's employee savings plans.
    5-a       --Opinion of William J. Calise, Jr., Esq., Senior Vice President, General
                Counsel and Secretary of Rockwell, as to the legality of any newly issued
                Common Stock of Rockwell covered by this Registration Statement.
    5-b       --In lieu of an opinion concerning compliance with the requirements of the
                Employee Retirement Income Security Act of 1974, as amended, or a determination letter of the Internal Revenue Service (the IRS) that the Plan is qualified under Section 401 of the Internal Revenue Code, as amended,
                Rockwell hereby undertakes that (i) its wholly-owned subsidiary, the Company, will submit or has submitted the Plan and any amendment thereto to the IRS in a timely manner and (ii) it has caused or will cause the Company to make all changes to the Plan required by the IRS in order to qualify the Plan.
   23-a       --Consent of Deloitte & Touche LLP, independent auditors, set forth on page
                II-6 of this Registration Statement.
   23-b       --Consent of William J. Calise, Jr., Esq., Senior Vice President, General
                Counsel and Secretary of Rockwell, contained in his opinion filed as Exhibit
                5-a to this Registration Statement.
   23-c       --Consent of Chadbourne & Parke LLP, set forth on page II-6 of this
                Registration Statement.
   24         --Powers of Attorney authorizing certain persons to sign this Registration
                Statement and amendments hereto on behalf of certain directors and officers of Rockwell, filed as Exhibit 24 to Rockwell's Annual Report on Form 10-K for
                the fiscal year ended September 30, 1995, is incorporated herein by reference.

ITEM 9. UNDERTAKINGS.

     A. Rockwell hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by section 10(a)(3) of the Securities Act;
     (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed with or furnished to the Commission by Rockwell pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4) That, for purposes of determining any liability under the Securities Act, each filing of Rockwell's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and each filing of the Plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     B. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of Rockwell pursuant to the foregoing provisions, or otherwise, Rockwell has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Rockwell of expenses incurred or paid by a director, officer or controlling person of Rockwell in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Rockwell will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SEAL BEACH, CALIFORNIA ON THE 5TH DAY OF FEBRUARY, 1996.

                                          ROCKWELL INTERNATIONAL CORPORATION


                                          By   /s/ WILLIAM J. CALISE, JR.
                                             ----------------------------------
                                           (WILLIAM J. CALISE, JR., SENIOR VICE
                                                        PRESIDENT,
                                              GENERAL COUNSEL AND SECRETARY)

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED ON THE 5TH DAY OF FEBRUARY, 1996 BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED:

                  SIGNATURE                                         TITLE
---------------------------------------------   ---------------------------------------------
              DONALD R. BEALL*                    Chairman of the Board and Chief Executive
                                                  Officer (principal executive officer) and
                                                                  Director

             DON H. DAVIS, JR.*                                   Director
               LEW ALLEN, JR.*                                    Director
            RICHARD M. BRESSLER*                                  Director
              JOHN J. CREEDON*                                    Director
            ROBIN CHANDLER DUKE*                                  Director
              JUDITH L. ESTRIN*                                   Director
            WILLIAM H. GRAY, III*                                 Director
        JAMES CLAYBURN LA FORCE, JR.*                             Director
         WILLIAM T. MCCORMICK, JR.*                               Director
              JOHN D. NICHOLS*                                    Director
             BRUCE M. ROCKWELL*                                   Director
             WILLIAM S. SNEATH*                                   Director
            JOSEPH F. TOOT, JR.*                                  Director
             W. MICHAEL BARNES*                 Senior Vice President, Finance & Planning and
                                                Chief Financial Officer (principal financial
                                                                  officer)
             LAWRENCE J. KOMATZ*                        Vice President and Controller
                                                       (principal accounting officer)

 * By   /s/ WILLIAM J. CALISE, JR.
       ----------------------------
(WILLIAM J. CALISE, JR., ATTORNEY-IN-FACT)**

** By authority of the powers of attorney filed as Exhibit 24 to this Registration Statement.

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE PLAN HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF SEAL BEACH, CALIFORNIA ON THE 5TH DAY OF FEBRUARY, 1996.

                                    ALLEN-BRADLEY SAVINGS AND INVESTMENT PLAN
                                    FOR HOURLY EMPLOYEES


                                    By        /s/ ALFRED J. SPIGARELLI
                                       ----------------------------------------
                                     (ALFRED J. SPIGARELLI, PLAN ADMINISTRATOR)

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Rockwell International Corporation on Form S-8 and the Prospectus dated February 5, 1996 offering securities covered by this Registration Statement of our reports dated October 31, 1995, appearing and incorporated by reference in the 1995 Annual Report on Form 10-K of Rockwell International Corporation and to the reference to us under the heading "Experts" in that Prospectus.

DELOITTE & TOUCHE LLP
Pittsburgh, Pennsylvania
February 5, 1996

                               ------------------

                               CONSENT OF COUNSEL

     The consent of William J. Calise, Jr., Esq., Senior Vice President, General Counsel and Secretary of Rockwell, is included in his opinion filed as Exhibit 5-a hereto.

                               ------------------

                               CONSENT OF COUNSEL

     We hereby consent to the reference to this firm and to the inclusion of the summary of our opinion under the caption "Tax Consequences" in the Prospectus offering securities covered by this Registration Statement on Form S-8 filed by Rockwell International Corporation in respect of the Allen-Bradley Savings and Investment Plan for Hourly Employees.

                                                          CHADBOURNE & PARKE LLP

30 Rockefeller Plaza
New York, New York 10112
February 5, 1996

                                 EXHIBIT INDEX

EXHIBIT
 NUMBER                                                                                 PAGE
--------
  4-a      --Copy of Rockwell's Restated Certificate of Incorporation, as amended, filed as Exhibit 3-a-1 to Rockwell's Annual Report on Form 10-K for the
             fiscal year ended September 30, 1994, is incorporated herein by reference.
  4-b      --Copy of Rockwell's By-Laws, filed as Exhibit 3 to Rockwell's Quarterly
             Report on Form 10-Q for the fiscal quarter ended June 30, 1995, is incorporated herein by reference.
  4-c      --Copy of the Plan, as amended and restated effective March 1, 1996.
 4-d-1     --Copy of Trust Agreement made as of September 30, 1995 between the
             Savings Plan Asset Committee of Allen-Bradley Company, Inc. (the
             Company) and First Interstate Bank of California, N.A.
 4-d-2     --Copy of Trust Agreemend dated as of December 1, 1981 between the
             Company, as successor by merger to Allen-Bradley Company, and Kenneth W.
             Krueger, as successor to Gene R. Stevens, Trustee.
 4-d-3     --Form of Succession Agreement to be made effective as of october 1, 1995 among the Company, Kenneth W. Krueger, as Prior Trustee, and NBD Bank as
             Successor Trustee.
 4-e-1     --Copy of Contract No. GA-06021 between New York Life Insurance Company and the Trustees of the Allen-Bradley Employees Savings Plan & Trust.
 4-e-2     --Copy of Group Annuity Contract No. 13380 between Metropolitan Life
             Insurance Company and the Trustees of the Allen-Bradley Employee Savings
             Plan Trust.
 4-e-3     --Copy of Contract No. GA-7157 between The Prudential Insurance Company of
             America and the Trustee of the Allen-Bradley Employee Savings Plan
             Trust.
 4-e-4     --Form of Contract No. 8384 GAC between John Hancock Mutual Life Insurance
             Company and First Interstate Bank of California, N.A., as Trustee of the
             Plan and other of the Company's employee savings plans.
  5-a      --Opinion of William J. Calise, Jr., Esq., Senior Vice President, General
             Counsel and Secretary of Rockwell, as to the legality of any newly issued Common Stock of Rockwell covered by this Registration Statement.
  5-b      --In lieu of an opinion concerning compliance with the requirements of the
             Employee Retirement Income Security Act of 1974, as amended, or a determination letter of the Internal Revenue Service (the IRS) that the
             Plan is qualified under Section 401 of the Internal Revenue Code, as amended, Rockwell hereby undertakes that (i) its wholly-owned subsidiary, the Company, will submit or has submitted the Plan and any amendment thereto to the IRS in a timely manner and (ii) it has caused or will cause the Company to make all changes to the Plan required by the IRS in order to qualify the Plan.
  23-a     --Consent of Deloitte & Touche LLP, independent auditors, set forth on page II-6 of this Registration Statement.
  23-b     --Consent of William J. Calise, Jr., Esq., Senior Vice President, General
             Counsel and Secretary of Rockwell, contained in his opinion filed as
             Exhibit 5-a to this Registration Statement.
  23-c     --Consent of Chadbourne & Parke LLP, set forth on page II-6 of this
             Registration Statement.
   24      --Powers of Attorney authorizing certain persons to sign this Registration
             Statement and amendments hereto on behalf of certain directors and officers of Rockwell, filed as Exhibit 24 to Rockwell's Annual Report on
             Form 10-K for the fiscal year ended September 30, 1995, is incorporated herein by reference.